SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                         HUMAN PHEROMONE SCIENCES, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                         HUMAN PHEROMONE SCIENCES, INC.

                    Notice of Annual Meeting of Shareholders
                          to be held September 27, 2000

                      ------------------------------------



To the Shareholders of Human Pheromone Sciences, Inc.:


         The annual meeting of shareholders (the "Annual Meeting") of Human Pheromone Sciences, Inc. (the "Company") will be held at the Fremont Marriott, 46100 Landing Parkway, Fremont, California, on September 27, 2000, at 10:00 am local time, for the following purposes:

         (1)      To elect five  Directors  to hold office until the next Annual
                  Meeting;


         (2) To act upon such other business as may properly come before the meeting.


         These items of business are more fully described in the Proxy Statement accompanying this notice.

         Only shareholders of record at the close of business on August 8, 2000, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.

                       BY ORDER OF THE BOARD OF DIRECTORS

                           Julian N. Stern, Secretary

Fremont, California
August 10, 2000

================================================================================

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.

================================================================================

                         HUMAN PHEROMONE SCIENCES, INC.
                         46750 Fremont Blvd., Suite 200
                            Fremont, California 94538
                            Telephone: (510) 226-6874

                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------


INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Human Pheromone Sciences, Inc., a California corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on September 27, 2000, at the Fremont Marriott, 46100 Landing Parkway, Fremont, California. The approximate date on which this proxy statement and accompanying notice and proxy are being mailed to shareholders August 10, 2000.

Record Date and Shares Outstanding

         Only shareholders of record at the close of business on August 8, 2000, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 3,429,839 shares of common stock, 1,433,333 shares of Series AA preferred stock and 17,010 shares of Series BB preferred stock. Holders of a majority of the outstanding shares of common and the outstanding shares of preferred stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

         On all matters that come before the Annual Meeting, holders of the Series BB Preferred Stock are entitled to 33 votes for each share of held; all other shareholders are entitled to one vote for each share held. In the election of Directors, the holders of Series AA Preferred Stock are entitled to elect one director, and the remaining four directors are elected by all shareholders voting together as a single class. Mr. Kaufman has been nominated for election by the holders of the Series AA Preferred Stock, and the other four nominees have been nominated for election by all shareholders.

         A shareholder has the right to request cumulative voting for the election of directors by giving notice of such shareholder's intention to cumulate votes at the meeting prior to the voting. Cumulative voting allows a shareholder to cast that number of votes which equals the number of directors to be elected multiplied by the number of votes the Shares held by such shareholder are entitled to and to distribute those votes among the nominees as the shareholder may choose. However, no shareholder shall be entitled to vote for more than one candidate to be elected by the Series AA Preferred Stock or more than four candidates to be elected by all the shareholders, and votes may not be cast in favor of a candidate unless the candidate's name has been placed in nomination prior to the voting. In the election of Directors, the candidate receiving the highest number of affirmative votes of the Series AA Preferred Stock and the four other candidates receiving the highest number of affirmative votes of all shares represented and voting at the Annual Meeting will be elected directors.

         Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. Generally, abstentions are counted as votes against a proposal for purpose of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for such purpose.

         The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material, which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of common stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.

PROPOSAL 1 -- ELECTION OF DIRECTORS

         Each of the five directors to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified. The following individuals are proposed for election:

Name                         Age       Principal Occupation
----                         ---       --------------------


William P. Horgan*           52        Chairman of the Board of Directors, Chief
                                       Executive Officer and Director

Bernard I. Grosser, MD*      70        Director


Michael D. Kaufman**         59        Director


Helen C. Leong*              72        Director


Robert Marx*                 69        Director

--------------------


 * Nominee to be voted on by all shareholders.

** Nominee to be voted on by the holders of the Series AA Preferred Stock.

         William P. Horgan was appointed to Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company. From May 1992 to January 1994, he served as Chief Financial and Administrative Officer of Geobiotics, Inc., a biotechnology-based development stage company.

         Bernard I. Grosser, MD has served as a Director since March 1992. Dr. Grosser is Chairman of the Department of Psychiatry at the University of Utah and has served in that capacity since 1982. Dr. Grosser has conducted extensive research related to hormonal target areas of the brain.


         Michael D. Kaufman, a Director since August 1997, is Managing General Partner of MK Global Ventures, a firm he founded in 1987. Prior to 1987, Mr. Kaufman spent six years as a General Partner of Oak Investment Partners, where he was involved in the formation of numerous technology companies and served as founding investor and director of Businessland, Davox, Katun, Easel, Ekco, Interlan and Ziyad, among others. Prior to becoming a Partner of Oak Investment Partners, Mr. Kaufman was President and COO of Centronics Data Corporation, a $150 million NYSE-listed manufacturer of computer-related printing devices.

         Helen C. Leong has served as a Director since April 1993. Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies. She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields. Mrs. Leong is also a founder of Mid-Peninsula Bank of Palo Alto where she has served as a director since 1988.

         Robert Marx has served as a Director since October 1994. Mr. Marx was the founder and Co-Chief Executive Officer of Gildamarx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active lifestyles from 1979 until the sale of the company in 1996. He is a member of the Executive Committee of the Sports Apparel Products Council and the Board of Directors of the California Manufacturers Association.

         There are no family relationships among directors or executive officers of the Company.

Required Vote

         The nominee receiving the highest number of affirmative votes of the Series AA Preferred Stock and the four other nominees receiving the highest number of affirmative votes of all shares present or represented and entitled to be voted for them will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table  sets forth  certain  information  regarding  the beneficial  ownership of the  Company's  Common Stock as of June 1, 2000 by: (i)
each person who is known by the Company to own beneficially  more than 5% of the outstanding  shares  of  Common  Stock;  (ii)  each of the  Company's  executive officers named in the Summary  Compensation  Table;  (iii) each of the Company's directors;  and (iv) by all  directors  and  executive  officers as a group.  In computing the number of Shares beneficially owned by a person and the percentage of ownership of that person,  shares of Common Stock  subject to options held by that person that are currently exercisable or exercisable within 60 days of June
30, 2000 (see notes (1) and (6) for  exceptions)  are deemed  outstanding.  Such shares,  however,  are not deemed  outstanding  for the purpose of computing the percentage  ownership of each other person. The persons named in this table have sole  voting and  investment  power with  respect to all shares of Common  Stock shown as beneficially  owned by them,  subject to community  property laws where applicable  and except as  indicated in the other  footnotes to this table.  The percentage of beneficial  ownership is based on 3,686,504 shares of Common Stock outstanding  as of June 30,  2000.  Except as otherwise  indicated,  the Company believes that the  beneficial  owners of the securities  listed below,  based on information furnished by such owners, have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:
        Directors, Nominees, Officers And 5% Stockholders             Shares Beneficially Owned       Percent Of Class)
        -------------------------------------------------             -------------------------       ----------------
William P. Horgan (1)                                                            182,001                  5.3 %

Bernard I. Grosser, M.D.(2)                                                       61,404                  1.8

Helen C. Leong(3)                                                                 80,540                  2.3

Michael D. Kaufman(4)                                                            369,554                 10.7

Robert Marx(5)                                                                    58,573                  1.7

Greg Fredrick(6)                                                                  25,000                  0.7

All executive officers and directors as a group (6 persons) (7)                  777,072                 21.8


(1)      Includes 174,668 shares issuable on exercise of outstanding options, of which 98,168 are exercisable

(2)      Includes 28,887 shares issuable on exercise of outstanding options.

(3)      Includes 28,887 shares issuable on exercise of outstanding options.

(4)      Includes 279,166 shares held in the name of partnerships and 15,555 shares issuable on exercise of outstanding options.

(5)      Includes 25,554 shares issuable on exercise of outstanding options

(6)      Includes 25,000 shares issuable on exercise of outstanding options, of which 8,333 are exercisable.

(7)      Includes 298,551 shares issuable on the exercise of outstanding stock options.

Board Compensation

         Directors currently are not compensated for attending Board meetings, but are reimbursed for their reasonable expenses incurred in attendance. The Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") provides for the automatic grant of 8,333 shares of common stock if a person who is neither an officer nor an employee of the Company and who has not previously been a member of the Board is elected or appointed director. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year. In addition, in June of each year, the Company is required to grant to each non-employee director a 10-year Non-Qualified Option to purchase 3,333 shares of the Company's common stock at an exercise price equal to the fair market value of common stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year. The exercise price of all options granted pursuant to the Directors' Plan is the fair market value of the Company's common stock at the time of grant. A total of 158,333 shares are reserved for issuance under the Directors' Plan.

Board Meetings and Committees of the Board

         The  Board  of  Directors   met  six  times  in  1999.   Each  director
participated in at least 75% of the meetings of the Board.

         The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

         The Audit Committee of the Board of Directors, whose members are Mr. Kaufman, Dr. Grosser, and Mr. Marx, held one meeting during 1999, with all director members in attendance at such meeting. The Audit Committee's purpose is to consult with the Company's independent auditors concerning their audit plans, the results of the audit, the Company's accounting principles and the adequacy of the Company's general accounting controls.

         The Compensation and Stock Option Committee of the Board of Directors, whose members are Mrs. Leong and Dr. Grosser and Mr. Marx, held three meetings during 1999, with all director members in attendance at such meetings. The
Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees of the Company and administers various incentive compensation and benefit plans.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation for 1999, 1998 and 1997 of the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for 1999 exceeded $100,000 (the
"Named Officers").
                                                SUMMARY COMPENSATION TABLE

                                                                                                           Long-Term
                                                              Annual Compensation                        Compensation
                                                              -------------------                            Award
                                                                                                             -----
        Name and Principal Position                 Year               Salary            Bonus            Securities
        ---------------------------                 ----               ------            -----      Underlying Options (#)
                                                                                                               -----------
                                                                                                             (#)
                                                                                                             ---

William P. Horgan                                   1999              $193,000 (A)        --                  --
Chairman  of the Board and Chief  Executive         1998              $193,000            --                  --
Officer                                             1997              $193,000            --                  --

(A) Mr. Horgan was granted an
automobile  allowance of $18,000 per
year, payable semimonthly, in October
1999.

Option Grants in Last Fiscal Year

         During 1999 no new grants were made. None of the Named Officers acquired any shares on exercise of options in 1999.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         The following table sets forth certain information concerning the number of unexercised options held as of December 31, 1999 by the Named Officers.

                           Number of Securities
                           Underlying Unexercised
                                 Options at              Value of Unexercised
                             December 31, 1999          In-the-Money Options at
              Name       Exercisable/Unexercisable         December 31, 1999
              ----       -------------------------     Exercisable/Unexercisable
                                     (#)                        ($)(1)
                                     ---                        ------

  William P. Horgan                  133,334/0                     $ 0 / $ 0



--------------------------------------------------------------------------------
(1) Assuming a stock price of $.875 per share, which was the closing price of a Share of Common Stock reported on the NASDAQ National Market on December 31, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1991, the Company transferred to Pherin Corporation ("Pherin"), a newly formed California corporation, all of the Company's rights to its human pheromone technology for use other than in the consumer products field, together with $2 million in cash, in exchange for all of the stock of Pherin. Upon approval by its shareholders at the Annual Meeting, held in August 1991, the Company distributed to its shareholders all of the stock of Pherin. Certain stockholders identified under "Principal Stockholders" above are also stockholders of Pherin.

         HPSI and Pherin have been p parties to a research and development agreement and a supply agreement since 1996. In April 1999, the two parties agreed to a revised agreement provides for on-going human pheromone research, development and supply of pheromones. In 1999 under the R & D agreement , HPSI paid to Pherin $303,625 for research and development services. In 1999, as a result of the initial third party supply agreement entered into in December 1998, the Company requires significantly more production of the synthesized human pheromones than were needed in the past. In January 1999, HPSI and Pherin contracted with two independent laboratories to manufacture kilogram quantities of the synthesized human pheromones under the direction of scientists working on behalf of the Company and Pherin. HPSI has received the initial quantities from these independent laboratories.

         In May, 1999, the Company entered into a marketing and business consulting agreement with Robert Marx, one of its directors. The agreement provided for a payment of $2,000 per week for the development of a new line of products to be introduced on the Internet, the development of the Internet site and arranging for potential celebrity endorsement of the new product line. Under this agreement, which is cancelable by the Company with two weeks notice, Mr. Marx received $80,000 during 1999. The product line has been completed and the Company activated the web site in July 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form
3) and changes in ownership of such stock (Forms 4 and 5).

         To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1999.

 OTHER BUSINESS

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSAL

         Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2001 must submit such proposals so as to be received by the Company at 46750 Fremont Blvd., Suite 200, Fremont, California 94538, on or before February 28, 2001.

                       BY ORDER OF THE BOARD OF DIRECTORS

                           Julian N. Stern, Secretary

Fremont, California
August 10, 2000

                                    IMPORTANT

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.